UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 14, 2005
                Date of report (Date of earliest event reported)

                           Supertel Hospitality, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Virginia
                 (State or Other Jurisdiction of Incorporation)

              0-25060                              52-1889548
(Commission File Number)                (IRS Employer Identification No.)

         309 North Fifth Street
              Norfolk, NE                            68701
(Address of Principal Executive Offices)          (Zip Code)

                                 (402) 371-2520
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.  Results of Operations and Financial Condition.

         Supertel Hospitality, Inc. issued a press release on November 15, 2005 with earnings information on the company's third quarter ended September 30, 2005. The press release is furnished with this Form 8-K as Exhibit 99.1.

Item 8.01.  Other Events.

     On page 19 of the Form 10-Q for the period ended September 30, 2005 (filed with the Securities and Exchange Commission on November 14, 2005), Supertel
Hospitality, Inc. presented Summary Financial Data in Part II, Other Information. The company inadvertently included a line item "Weighted average number of shares outstanding for calculation of FFO per share-diluted" in the Summary Financial Data. That line item and the data on it should not have been included, and instead the words "and diluted" should have been added at the end of the immediately preceding line item "Weighted average number of shares outstanding for calculation of FFO per share-basic".

     The company presents the Summary Financial Data set forth under Item 5, Other Information in the company's Form 10-Q for the quarter ended September 30, 2005 in its entirety below, with the corrections described above:

Summary Financial Data

     The following sets forth summary financial data that has been prepared by the Company without audit. The Company believes the following data should be used as a supplement to the consolidated statements of operations and should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

                                                                                 Three months ended         Nine months ended
                                                                                   September 30,               September 30,
                                                                                 ------------------         -----------------
                                                                                  2005      2004             2005        2004
(In thousands, except per share and statistical data)                            ---------  -------         --------- -------
Earnings from continuing operations                                              $   1,959  $   876         $  3,003  $ 1,532
                                                                                 ---------  -------         --------- -------

Net earnings per share from continuing operations--basic and diluted             $    0.16  $  0.08         $  0.25   $  0.13
                                                                                 ---------  -------         --------- -------

FFO                                                                              $   3,626  $ 2,535         $ 7,984   $ 6,318
                                                                                 ---------  -------         --------- -------

FFO per share--basic                                                                  0.30     0.21            0.66      0.52
                                                                                 ---------  -------         --------- -------

FFO per share--diluted                                                                0.30     0.21            0.66      0.52
                                                                                 ---------  -------         --------- -------

Net cash flow:

Provided by operating activities                                                 $   3,826  $ 3,572         $ 9,156   $ 7,823

Provided by (used by) investing activities                                       $  (3,404) $   726         $(5,906)  $ 1,093

Used by financing activities                                                     $    (487) $(4,528)        $(2,992)  $(8,850)
                                                                                 ---------  -------         --------- -------

Weighted average number of shares outstanding--basic and diluted                    12,064   12,059          12,062    12,053
                                                                                 ---------  -------         --------- -------

Weighted average number of shares outstanding for calculation of FFO per
share--basic and diluted                                                            12,064   12,059          12,062    12,053
                                                                                 ---------  -------         --------- -------


RECONCILIATION OF NET EARNINGS TO FFO

Net earnings                                                                     $   1,959  $ 1,281         $ 3,003   $ 2,202

Depreciation and Amortization                                                        1,668    1,600           4,982     4,851

(Gains) losses on disposition of real estate assets                                     (1)    (346)             (1)     (735)
                                                                                 ---------  -------         --------- -------

FFO
(1)                                                                              $   3,626  $ 2,535         $ 7,984   $ 6,318
                                                                                 ---------  -------         --------- -------

ADDITIONAL INFORMATION

Average Daily Rate                                                               $   55.92  $ 54.88         $ 54.11   $ 52.78

Revenue Per Available Room                                                       $   38.95  $ 37.95         $ 34.70   $ 33.78

Occupancy                                                                            69.6%    69.2%           64.1%     64.0%
                                                                                 ---------  -------         --------- -------

(1) FFO is a non-GAAP financial measure. The Company considers FFO to be a market-accepted measure of an equity REIT's operating performance, which is necessary, along with net earnings, for an understanding of the Company's operating results. FFO, as defined under the National Association of Real Estate Investment Trusts (NAREIT) standards, consists of net income computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"), excluding gains (or losses) from sales of real estate, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes its method of calculating FFO complies with the NAREIT definition. FFO does not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net earnings(loss) (computed in accordance with GAAP) as an indicator of the Company's liquidity, nor is it indicative of funds available to fund the Company's cash needs, including its ability to pay dividends or make distributions. All REITs do not calculate FFO in the same manner; therefore, the Company's calculation may not be the same as the calculation of FFO for similar REITs. The Company uses FFO as a performance measure to facilitate a periodic evaluation of its operating results relative to those of its peers, who, like the Company, are typically members of NAREIT. The Company considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, the Company believes that FFO provides a more meaningful and accurate indication of our performance.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Supertel Hospitality, Inc.


Date:  November 15, 2005    By:    /s/ Donavon A. Heimes
                               ------------------------------------------
                               Name:   Donavon A. Heimes
                               Title:  Chief Financial Officer, Treasurer
                                         and Secretary

                                  EXHIBIT INDEX

Exhibit           Description                                    Page No.

99.1      Press Release dated November 15, 2005....................